                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                  JULY 29, 2005

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                               1-9466                                          13-3216325
                      (Commission File Number)                       (IRS Employer Identification No.)

                        745 SEVENTH AVENUE
                         NEW YORK, NEW YORK                                       10019
                       (Address of principal                                   (Zip Code)
                         executive offices)


               Registrant's telephone number, including area code:
                                 (212) 526-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration
Statement on Form S-3 No. 333-121067 as exhibits thereto and are filed as part of this Report.

4.01              Global Security representing the Registrant's Absolute Buffer
                  Notes Due July 29, 2008, Linked to the Dow Jones EURO STOXX
                  50(SM) Index (SX5E) (filed herewith)

4.02              Calculation Agency Agreement between the Registrant and Lehman
                  Brothers Inc., as calculation agent, relating to the
                  Registrant's Absolute Buffer Notes Due July 29, 2008, Linked
                  to the Dow Jones EURO STOXX 50(SM) Index (SX5E) (filed
                  herewith)

                                       2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN BROTHERS HOLDINGS INC.
                                                   (Registrant)

                                            By:      /s/ James J. Killerlane III
                                                 -------------------------------
                                                   James J. Killerlane III
                                                   Vice President

Date: July 29, 2005

                                       3

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

4.01              Global Security representing the Registrant's Absolute Buffer
                  Notes Due July 29, 2008, Linked to the Dow Jones EURO STOXX
                  50(SM) Index (SX5E)

4.02              Calculation Agency Agreement between the Registrant and Lehman
                  Brothers Inc., as calculation agent, relating to the
                  Registrant's Absolute Buffer Notes Due July 29, 2008, Linked
                  to the Dow Jones EURO STOXX 50(SM) Index (SX5E)

                                       4